UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2010

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 13, 2010, Avnet announced that it has entered into a definitive agreement to acquire all of the outstanding shares of itX Group Limited (itX), an Australian value-added distributor of software, hardware and services, in an all cash merger valued at AU$77.5 million ($69.2 million) through a scheme of arrangement under Australian law. The acquisition is subject to the approval of itX’s shareholders, Australian court approval and other customary conditions for a transaction of this type. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number Description

99.1 Press Release, dated August 13, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

August 13, 2010	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 13, 2010.